Exhibit 99.2

CREXUS INVESTMENT CORP. 1 WWW.CREXUSINVESTMENT.COM SUPPLEMENTAL INVESTMENT INFORMATION QUARTER ENDED DECEMBER 31, 2012

CREXUS INVESTMENT CORP. 2 Disclaimer This presentation and our public documents to which we refer contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, our business and strategy; our ability to consummate the transaction contemplated by the agreement and plan of merger with Annaly Capital Management, Inc. and its subsidiary CXS Acquisition Corporation; our ability to obtain and maintain financing arrangements and the terms of such arrangements; financing and advance rates for our targeted assets; general volatility of the markets in which we acquire assets; the implementation, timing and impact of, and changes to, various government programs; our expected assets; changes in the value of our assets; market trends in our industry, interest rates, the debt securities markets or the general economy; rates of default or decreased recovery rates on our assets; our continuing or future relationships with third parties; prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; our ability to maintain our qualification as a REIT for federal income tax purposes; ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; the availability of opportunities in real estate-related and other securities; the availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; interest rate mismatches between our assets and our borrowings used to finance purchases of such assets; changes in interest rates and mortgage prepayment rates; the effects of interest rate caps on our adjustable-rate mortgage-backed securities; our ability to integrate acquired assets into our existing portfolio; and our ability to realize our expectations of the advantages of acquiring assets. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. We do not undertake, and specifically disclaim all obligations, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. LTV ratios are based on third party appraisals, some of which were obtained when the loans were originated which in certain cases are prior to our acquiring the loans.

CREXUS INVESTMENT CORP. 3 Q4 Investment Highlights Portfolio Additions –$25 million mezzanine loan (11.50% coupon) on a geographically diverse portfolio containing 680 hotels –$10 million mezzanine loan (10.00% coupon) on an office building located in New York City –$9 million mezzanine loan (11.00% coupon) on a portfolio of office/flex buildings located in suburban Atlanta –$4 million mezzanine loan (11.50% coupon) on an industrial building located in New York Portfolio Repayments  –Repayment of $43.4 million first mortgage secured by a hotel located in Cayman Islands –Repayment of remaining $2.5 million first mortgage secured by a condominium complex located in New Jersey Debt Portfolio Participation Sales –$14 million A-note participation (5.58% coupon) of an $18 million exposure secured by a retail center in Colorado  •Retained B-note participation

CREXUS INVESTMENT CORP.

Investment Portfolio Composition

December 31, 2012

	Carrying Amount ($000's)	% of Portfolio	Weighted Average Coupon (WAC)[1]	Weighted Average Yield	Weighted Average LTV	Weighted Average Maturity (WAM)[2]
Senior Debt	$100,343	12%	4.81%	4.58%	54%	3.91 years
Subordinate and Mezzanine Debt	629,479	75	10.68	11.46	71	4.58
Total Debt	**$729,822**	**87%**	**9.87%**	**10.52%**	**68%**	**4.49 years**
Preferred Equity	39,769	5	11.00	11.35	82	9.59
Real Estate	70,354	8	9.55[3]	11.28[4]		
Total	**$839,945**	**100%**				

September 30, 2012

	Carrying Amount ($000's)	% of Portfolio	Weighted Average Coupon (WAC)[1]	Weighted Average Yield	Weighted Average LTV	Weighted Average Maturity (WAM)[2]
Senior Debt	$146,437	17%	5.51%	5.28%	64%	4.09 years
Subordinate and Mezzanine Debt	585,378	69	10.65	11.47	73	4.73
Total Debt	**$731,815**	**86%**	**9.63%**	**10.24%**	**71%**	**4.60 years**
Preferred Equity	39,769	5	11.00	11.35	82	9.84
Real Estate	78,703	9	9.44[3]	11.28[4]		
Total	**$850,287**	**100%**				

[1] Weighted average coupon based on Remaining Principal Amounts.
[2] Maturity dates assume all of the borrowers' extension options are exercised.
[3] GAAP annualized asset yield based on average assets for the calendar year 2012. Gain on sales and impairment charges related to real estate held for sale were not annualized.
[4] GAAP annualized net equity yield based on average assets for the calendar year 2012. Gain on sales and impairment charges related to real estate held for sale were not annualized.

CREXUS INVESTMENT CORP. 4

Senior Debt Positions

Property Type	Location	Transaction Date	Maturity Date[1]	Remaining Principal ($000's)	Carrying Amount ($000's)	Coupon	Amortization Schedule	LTV[2]	Property Size[3]	Loan Per Unit
Industrial	TX	Jul-12	Aug-17	$34,000	$35,448	6.40%	IO	50%	1,446 sq. ft.	$24/ sq. ft.
Retail	IN	Nov-11	Nov-16	23,814	23,814	4.75	IO	50	457.7 sq. ft.	$52/ sq.ft.
Retail[4]	CO	Sep-10	May-17	17,708	15,608	5.58	30 year	75	108.9 sq. ft.	$163/ sq. ft.
Condominium	NY	Jul-11	Dec-13	12,973	12,973	0.00[5]	IO[6]	34	67 units	$193,627/ Unit
Retail	PA	Jul-12	Aug-17	12,500	12,500	4.50	IO	55	154.3 sf. ft.	$81/ sq. ft.
Total				**$100,995**	**$100,343**	**4.81%[7]**		**54%**		

As of December 31, 2012.

[1] Assumes all extension options are exercised.

[2] Based on most recent third party appraisal, which may be prior to the transaction date.

[3] Square footage in thousands.

[4] Sold $14mm A Note, that did not qualify for sale accounting treatment under U.S. GAAP

[5] At June 30, 2012, management classified loan as non-accrual based on information provided by borrower, and as of December 31, 2012 management has classified the loan as Workout Loan.

[6] Net sale proceeds are used to amortize the loan.

[7] Weighted average coupon based on Remaining Principal Amounts including one loan which is on non-accrual status.

CREXUS INVESTMENT CORP.

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CREXUS INVESTMENT CORP.

Subordinate and Mezzanine Debt Positions

Loan Type	Property Type	Location	Transaction Date	Maturity Date(1)	Remaining Principal ($000's)	Carrying Amount ($000's)	Coupon	Amortization Schedule	Senior LTV(2)	CXS LTV(2)	Property Size(3)	CXS Loan Per Unit
Mezz	Office	Various	Jun-12	Dec-16	$92,673	$92,673	11.50%	IO(4)	62%	71%	8,865.2 sq. ft.	$83/ sq. ft.
Junior Mezz	Retail	Various	Mar-12	Apr-17	87,273	87,273	11.25	25 year	49	63	1,651.0 sq. ft.	$247/ sq. ft.
Mezz	Industrial	Various	Jun-12	Jun-22	50,000	50,000	11.00	IO	53	79	3,119.0 sq. ft.	$48 sq. ft.
Mezz	Retail	Various	Sep-11	Dec-15	45,622	42,822	7.71	$75k/month	54	58	5,012.1 sq. ft.	$128/ sq. ft.
Mezz(5)	Hotel	TX	Sep-11	Sep-16	44,000	44,000	10.53	IO	81	99	1,003 rooms	$243,841/ Key
Senior Mezz	Retail	Various	Dec-09	Dec-19	40,000	40,000	12.24	IO	58	62	6,543.3 sq. ft.	$81/ sq. ft.
Mezz	Hotel	NY	May-12	Sep-15	30,000	30,000	11.60	IO	40	63	289 rooms	$276,817/ Key
Mezz	Retail	TX	Mar-10	Apr-15	27,106	27,106	11.25	30 year	47	64	1,013.7 sq. ft.	$100/ sq. ft.
Mezz	Hotel	Various	Dec-12	Dec-19	25,000	25,000	11.50	IO	52	75	75,790 rooms	$33,580/Key
Secured Subordinate Debt	Office	IL	Aug-10	Jun-15	25,000	23,239	6.66	IO	51	57	1,457.7 sq. ft.	$168/ sq. ft.
Mezz	Office	GA	Sep-11	Oct-16	20,500	20,500	12.17	IO	64	83	990.6 sq. ft	$87/ sq. ft.

As of December 31, 2012.

(1) Assumes all extension options are exercised.

(2) Based on most recent third party appraisal, which may be prior to the transaction date.

(3) Square footage in thousands.

(4) Paydowns result of property sales.

(5) Loan has been placed on Watch List.

Continued on following page

CREXUS INVESTMENT CORP. 6

CREXUS INVESTMENT CORP.

Subordinate and Mezzanine Debt Positions (continued)

Loan Type	Property Type	Location	Transaction Date	Maturity Date(1)	Remaining Principal ($000's)	Carrying Amount ($000's)	Coupon	Amortization Schedule	Senior LTV(2)	CXS LTV(2)	Property Size(3)	CXS Loan Per Unit
Mezz	Office	CA	Oct-11	Oct-14	$20,000	$20,000	11.13%	IO	70%	84%	547.4 sq. ft.	$219/ sq. ft.
Senior Mezz	Office	NY	Sep-11	Sep-21	18,000	18,000	11.15	IO	59	66	928.2 sq. ft.	$192/ sq. ft.
Secured Subordinate Debt	Office	IL	Aug-10	Jan-15	16,410	15,715	5.64	30 year	54	64	823.9 sq. ft.	$244/ sq. ft.
Mezz	Industrial	TX	Jul-12	Aug-17	12,500	11,008	6.40	IO	48	65	1,446 sq. ft.	$32/ sq. ft.
Mezz	Office	MD	Jul-12	Aug-17	10,130	10,130	11.20	IO	69	81	623.9 sq. ft.	$110/ sq. ft.
Mezz	Office	NY	Jun-11	Jul-21	10,000	10,000	10.00	IO	61	68	206.4 sq. ft.	$460/ sq. ft.
Mezz	Office	NY	Dec-12	Oct-18	10,000	10,000	10.00	IO	69	80	445.3 sq. ft.	$162/ sq.ft.
Mezz	Office	MD	Jul-12	Aug-17	9,942	9,942	11.70	IO	69	81	764.6 sf. ft.	$88/ sq. ft.
Mezz	Office	GA	Oct-12	Jul-15	9,000	9,000	11.00	IO	66	76	1,219.6 sq. ft.	$55/ sq. ft.
Mezz	Hotel	CA	Mar-12	Apr-17	8,000	8,000	12.25	IO	60	71	250 rooms	$208,108/ Key
Secured Subordinate Debt	Office	IL	Dec-11	Aug-16	6,500	6,500	12.25	IO	62	79	613.8 sq. ft.	$50/ sq. ft.

As of December 31, 2012.

(1) Assumes all extension options are exercised.

(2) Based on most recent third party appraisal, which may be prior to the transaction date.

(3) Square footage in thousands.

Continued on following page

CREXUS INVESTMENT CORP.

7

CREXUS INVESTMENT CORP. 8 Subordinate and Mezzanine Debt Positions (continued) As of December 31, 2012. (1) Assumes all extension options are exercised. (2) Based on most recent third party appraisal, which may be prior to the transaction date. (3) Square footage in thousands. (4) Weighted average coupon based on Remaining Principal Amounts. Loan Type Property Type Location Transaction Date Maturity Date(1) Remaining Principal ($000’s) Carrying Amount ($000’s) Coupon Amortization Schedule Senior LTV(2) CXS LTV(2) Property Size(3) CXS Loan Per Unit Mezz Retail PA Jul-12 Aug-17 $6,000 $6,000 11.75% IO 55% 81% 154.3 sq. ft. $120/ sq. ft. Mezz Retail IN Nov-11 Nov-16 4,626 4,626 16.79 IO 50 60 457.7 sq. ft. $62/ sq. ft. Mezz Industrial NY Dec-12 Jan-18 4,000 4,000 11.50 IO 76 90 500.9 sq. ft. $51/ sq. ft. Junior Mezz Office NY Jun-11 Dec-14 3,945 3,945 10.00 3 year 65 69 540 sq. ft. $126/ sq. ft. Total $636,227 $629,479 10.68%(4) 58% 71%

CREXUS INVESTMENT CORP. 9 As of December 31, 2012. (1) Based on most recent third party appraisal, which is prior to the transaction date Loan Type Property Type Location Transaction Date Maturity Date Remaining Principal ($000’s) Carrying Amount ($000’s) Coupon Amortization Schedule Senior LTV(1) CXS LTV(1) Property Size CXS Loan Per Unit Preferred Equity Multifamily MD Aug-12 Aug-22 $39,769 $39,769 11.00% IO 74% 82% 5,517 units $74,531/ unit Preferred Equity Position

CREXUS INVESTMENT CORP. 10 Real Estate Properties Portfolio Property Type Location Transaction Date Asset Basis ($000’s) Average Gross Asset Yield First Mortgages ($000’s) First Mortgage Coupon Net Equity Investment ($000’s) Net Equity Yield Property Size(1) Equity Basis REAL ESTATE HELD FOR SALE: Hotel Various 2/1/2012 $33,511 13.89%(2) - - $33,511 13.89%(2) 1,491 rooms $22,476/ key REAL ESTATE HELD FOR INVESTMENT: Industrial Various Various 36,843(3) 7.49(4) $19,150 3.49% 17,693 11.06(4)(5) 690.1 sq. ft. $53/sq. ft. TOTAL $70,354 9.55% $19,150 3.49% $51,204 11.28% As of December 31, 2012. (1) Square footage in thousands. (2) Based on 2012 earnings from operations after tax, gains on sales after tax and impairment charge. (3) Purchase price. Includes net intangible assets related to purchase price allocation. (4) Based on actual rental income received. Excludes noncash charges (e.g., depreciation and amortization). (5) Annualized yield after payment of interest but before non-cash charges. Basis reflects consideration of property-specific debt.

Portfolio Composition

Real Estate Investments



Equity Investments 8%
Senior Debt 12%
Preferred Equity 5%
Subordinate Debt 75%

Debt/Preferred Equity Investments



100%
80%
60%
40%
20%
0%
70%
30%
24%
76%
100%
Senior Debt
Subordinate Debt
Preferred Equity
Fixed
Floating

Percentages are based on face amounts as of December 31, 2012.

CREXUS INVESTMENT CORP. 11

CREXUS INVESTMENT CORP. 12 Portfolio Diversification - Debt Percentages are based on face amounts as of December 31, 2012 and includes Preferred Equity Investment. Composition By State Composition By Property Type Hotel 14% Office 30% Retail 34% Industrial 13% Multifamily 5% Office/Flex 2% Condominium 2% TX 20% NY 12% IL 11% MD 9% CA 8% GA 8% Other 32%

CREXUS INVESTMENT CORP. 13 Portfolio Diversification – Real Estate Properties Percentages are based on carry amounts as of December 31, 2012. Composition By State Composition By Property Type PA 33% MD 14% AZ 46% NV 7% Hotel 47% Industrial 53%

CREXUS INVESTMENT CORP. 14 6.03% 9.93% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Portfolio Weighted Average Coupon as of 12/31/2011Portfolio Weighted Average Coupon as of 12/31/2012-50 100 150 200 250 Loan Maturities as of 12/31/2011Portfolio Loan Maturities as of 12/31/2012Debt Portfolio Management Maturity Profile 12/31/2011 WAM: 3.30 yrs 12/31/2012 WAM: 4.75 yrs Portfolio weighted average coupon has increased over 50% over the last year Return Profile (1) Maturity date assumes all extension options are exercised. Maturities assume discounts to par. Face amounts as of December 31, 2012 and does not include effects of future reinvestment. Data includes Preferred Equity Investment (2) Based on current face amount. Data includes Preferred Equity Investment. (1) (2)

WWW.ANNALY.COM CREXUSINVESTMENT.COM Financial Statements

Balance Sheet – Q4 2012

CREXUS INVESTMENT CORP.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands, except share and per share data)	December 31, 2012 (unaudited)	September 30, 2012 (unaudited)	June 30, 2012 (unaudited)	March 31, 2012 (unaudited)	December 31, 2011 (1)
Assets:					
Cash and cash equivalents	$ 123,543	$ 105,575	$ 189,128	$ 257,490	$ 202,814
Commercial real estate loans net of allowance for loan losses ($0, $0, $0, $0 and $369, respectively)					
Senior	100,343	146,437	123,845	200,878	374,348
Subordinate	38,954	38,837	38,720	38,527	71,517
Mezzanine	590,525	546,541	513,913	390,682	306,936
Preferred equity, net allowance for loan losses ($0, $0, $0, $0, and $0, respectively)	39,769	39,769	-	-	-
Real estate held for sale	33,511	41,514	44,071	52,800	-
Investment in real estate, net	33,655	33,926	34,196	34,466	33,196
Intangible assets, net	5,095	5,201	5,306	5,412	-
Rents receivable	268	221	154	87	32
Accrued interest receivable	4,957	5,116	4,140	3,509	2,608
Principal receivable from servicer	-	-	11,429	-	-
Other assets	3,379	5,275	2,527	3,540	1,420
Total assets	$ 973,999	$ 968,412	$ 967,429	$ 987,391	$ 992,871
Liabilities:					
Mortgages payable	$ 19,150	$ 19,150	$ 19,150	$ 19,150	$ 16,600
Participation sold (non-recourse)	13,759	-	-	14,898	14,755
Accrued interest payable	-	-	-	48	6
Accounts payable and other liabilities	3,363	4,864	5,809	4,537	4,048
Dividends payable	24,522	24,523	20,692	20,688	26,817
Intangible liabilities, net	1,907	1,938	1,969	2,014	-
Investment management fees payable to affiliate	3,425	3,450	3,426	3,470	3,488
Total liabilities	66,126	53,925	51,046	64,805	65,714
Stockholders' Equity:					
Common stock, par value $0.01 per share, 1,000,000,000 authorized, 76,630,528, 76,630,528, 76,630,528, 76,620,112, and, 76,620,112 shares issued and outstanding, respectively	766	766	766	766	766
Additional paid-in-capital	890,862	890,862	890,862	890,757	890,757
Retained earnings	16,245	22,859	24,755	31,063	35,634
Total stockholders' equity	907,873	914,487	916,383	922,586	927,157
Total liabilities and stockholders' equity	$ 973,999	$ 968,412	$ 967,429	$ 987,391	$ 992,871

(1) Derived from the audited financial statements at December 31, 2011.

CREXUS INVESTMENT CORP.

Income Statement – Q4 2012

CREXUS INVESTMENT CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(dollars in thousands, except share and per share data)
(Unaudited)

	For the Quarter ended				
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Net interest income:					
Interest income	$ 20,397	$ 26,967	$ 17,805	$ 23,392	$ 41,726
Interest expense	(281)	(187)	(310)	(360)	(75)
Servicing fee	(152)	(149)	(114)	(115)	(142)
Net interest income	19,964	26,631	17,381	22,917	41,509
Other income:					
Realized loss on sale of loan	-	-	(525)	-	-
Realized gains on sales of investments	-	-	-	-	4,556
Miscellaneous fee income	(1)	-	-	349	353
Rental income	821	809	811	712	238
Total other income	820	809	286	1,061	5,147
Other expenses:					
Provision for loan losses	-	-	-	2,803	-
Management fees to affiliate	3,432	3,446	3,426	3,471	3,560
General and administrative expenses	1,443	1,327	1,180	2,710	1,269
Amortization Expense	106	105	106	123	-
Depreciation expense	270	271	270	275	54
Total other expenses	5,251	5,149	4,982	9,382	4,883
Net income before income tax	15,533	22,291	12,685	14,596	41,773
Income tax	-	6	32	1	(1)
Net income from continuing operations	15,533	22,285	12,653	14,595	41,774
Net income (loss) from discontinued operations (net of tax (credit)	2,373	2,903	(46)	1,522	-
Gain on sale from discontinued operations	-	-	1,774	-	-
Impairment charges	-	(2,560)	-	-	-
Total income from discontinued operations	2,373	343	1,728	1,522	-
Net Income	$ 17,906	$ 22,628	$ 14,381	$ 16,117	$ 41,774
Net income per share-basic and diluted, continuing operations	$ 0.20	$ 0.29	$ 0.17	$ 0.19	$ 0.55
Total income per share-basic and diluted, discontinued operations	0.03	0.01	0.02	0.02	-
Net income per share-basic and diluted, gain on sale from					
Loss per average share-basic and diluted, impairment charges					
Net income per share-basic and diluted	$ 0.23	$ 0.30	$ 0.19	$ 0.21	$ 0.55
Dividend declared per share of common stock	$ 0.32	$ 0.32	$ 0.27	$ 0.27	$ 0.35
Weighted average number of shares outstanding-basic and diluted	76,630,528	76,630,528	76,624,462	76,620,112	76,620,112
Comprehensive income:					
Net income	$ 17,906	$ 22,628	$ 14,381	$ 16,117	$ 41,774
Other comprehensive income (loss):					
Unrealized gains on securities available-for-sale	-	-	-	-	159
Reclassification adjustment for realized gains included in net income	-	-	-	-	(4,556)
Total other comprehensive (loss) income	-	-	-	-	(4,397)
Comprehensive income	$ 17,906	$ 22,628	$ 14,381	$ 16,117	$ 37,377